Note 11: Income Taxes	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 11: Income Taxes

Note 11: Income Taxes

The income tax expense (benefit) for the years ended December 31, consisted of the following components:

(Dollars in millions)	2012	2011	2010
Current:
United States:
Federal	$403	$382	$48
State	9	96	117
Foreign	1,179	1,322	1,135

	1,591	1,800	1,300
Future:
United States:
Federal	335	526	467
State	111	26	4
Foreign	(326)	(218)	(46)

	120	334	425

Income tax expense	$1,711	$2,134	$1,725

Attributable to items credited to equity and goodwill	$297	$864	$276

Future income taxes represent the tax effects of transactions, which are reported in different periods for tax and financial reporting purposes. These amounts consist of the tax effects of temporary differences between the tax and financial reporting balance sheets and tax carryforwards. Current and non-current future income tax benefits and payables within the same tax jurisdiction are generally offset for presentation in the Consolidated Balance Sheet.

During 2012, UTC completed the Goodrich acquisition. The accounting for the current and non-current future income tax benefits and payables was materially impacted by the acquisition, resulting in a shift of the classification of the tax effects of certain temporary differences from non-current income tax benefits to non-current future income taxes payable.

The tax effects of net temporary differences and tax carryforwards which gave rise to future income tax benefits and payables at December 31, 2012 and 2011 are as follows:

(Dollars in millions)	2012	2011
Future income tax benefits:
Insurance and employee benefits	$1,168	$2,579
Other asset basis differences	119	(569)
Other liability basis differences	1,052	1,046
Tax loss carryforwards	382	723
Tax credit carryforwards	1,107	1,247
Valuation allowances	(618)	(977)

	$3,210	$4,049

Future income taxes payable:
Insurance and employee benefits	$(2,238)	$163
Other asset basis differences	4,440	681
Other items, net	(195)	71
Tax loss carryforwards	(409)	-
Tax credit carryforwards	(80)	-
Valuation allowances	286	-

	$1,804	$915

The future income taxes payable balances of $1,804 million and $915 million, reflected in the table above, for the years ended December 31, 2012 and 2011, respectively, are reported in accrued liabilities and other long-term liabilities on the balance sheet.

Valuation allowances have been established primarily for tax credit carryforwards, tax loss carryforwards, and certain foreign temporary differences to reduce the future income tax benefits to expected realizable amounts.

During 2012, approximately $225 million of valuation allowances were released as a result of internal legal entity reorganizations. These internal reorganizations were a component of our ongoing efforts to improve business efficiency. These valuation allowance releases are included in the effective tax rate reconciliation table within the tax on international activities component.

The sources of income before income taxes are:

(Dollars in millions)	2012	2011	2010
United States	$2,595	$3,168	$2,441
Foreign	4,316	4,182	3,807

	$6,911	$7,350	$6,248

With few exceptions, U.S. income taxes have not been provided on undistributed earnings of UTC's international subsidiaries. These earnings relate to ongoing operations and were approximately $22 billion as of December 31, 2012. It is not practicable to estimate the amount of tax that might be payable. Our intention is to reinvest these earnings permanently outside the U.S. or to repatriate the earnings only when it is tax effective to do so.

Differences between effective income tax rates and the statutory U.S. federal income tax rate are as follows:

	2012	2011	2010
Statutory U.S. federal income tax rate	35.0%	35.0%	35.0%
Tax on international activities	(6.4)%	(4.4)%	(7.8)%
Tax audit settlements	(3.4)%	(0.9)%	-
Other	(0.4)%	(0.7)%	0.4%

Effective income tax rate	24.8%	29.0%	27.6%

The 2012 effective tax rate decreased as compared to 2011. The 2012 effective tax rate reflects a favorable non-cash income tax adjustment of approximately $203 million related to the conclusion of the IRS's examination of UTC's 2006 – 2008 tax years, as well as a reduction in tax expense of $34 million related to the favorable resolution of disputed tax matters with the Appeals Division of the IRS for the tax years 2004 - 2005. Also included in the 2012 effective tax rate is the favorable income tax impact of $225 million related to the release of non-U.S. valuation allowances resulting from internal legal entity reorganizations. This is reported in the table above in tax on international activities.

The 2011 effective tax rate reflects approximately $63 million of favorable income tax adjustments related to the settlement of two refund claims for years prior to 2004, as well as a favorable tax impact of $17 million related to a U.K. tax rate reduction enacted in 2011. These favorable tax adjustments are partially offset by non-deductible charges accrued in 2011.

The 2010 effective income tax rate reflects a non-recurring tax expense reduction associated with management's decision to repatriate additional high tax dividends from 2010 earnings to the U.S. as a result of U.S. tax legislation enacted in 2010. This was partially offset by the non-deductibility of impairment charges, the adverse impact from the health care legislation related to the Medicare Part D program and other increases to UTC's effective income tax rate.

At December 31, 2012, tax credit carryforwards, principally state and foreign, and tax loss carryforwards, principally state and foreign, were as follows:

(Dollars in millions)	Tax Credit Carryforwards	Tax Loss Carryforwards
Expiration period:
2013-2017	$52	$626
2018-2022	17	378
2023-2032	310	1,053
Indefinite	808	2,115
Total	$1,187	$4,172

At December 31, 2012, we had gross tax-effected unrecognized tax benefits of $1,073 million, all of which, if recognized, would impact the effective tax rate. The table below includes both additional unrecognized tax benefits and related interest attributable to the acquisition of Goodrich in 2012. A reconciliation of the beginning and ending amounts of unrecognized tax benefits and interest expense related to unrecognized tax benefits for the years ended December 31, 2012, 2011, and 2010 is as follows:

(Dollars in millions)	2012	2011	2010
Balance at January 1	$946	$891	$793
Additions for tax positions related to the current year	232	71	115
Additions for tax positions of prior years	221	71	80
Reductions for tax positions of prior years	(21)	(24)	(81)
Settlements	(305)	(63)	(16)

Balance at December 31	$1,073	$946	$891

Gross interest expense related to unrecognized tax benefits	$40	$23	$27

Total accrued interest balance at December 31	$270	$165	$144

We conduct business globally and, as a result, UTC or one or more of our subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business we are subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Belgium, Canada, China, France, Germany, Hong Kong, Italy, Japan, South Korea, Singapore, Spain, the United Kingdom and the United States. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years before 1998.

During the first quarter of 2012, the IRS completed examination fieldwork for our 2006 through 2008 tax years and issued its audit report. Based on the IRS audit report, we filed a protest with respect to certain IRS-proposed adjustments with which we do not agree. Resolution discussions with the Appeals Division of the IRS will commence on the unagreed items in 2013. However, the timing of any resolution is currently uncertain. During the third quarter of 2012, we reached final resolution with the Appeals Division of the IRS for our 2004 and 2005 tax years regarding certain proposed adjustments with which we did not agree. As a result of the above described events with respect to our 2004 – 2005 and 2006 – 2008 tax years, we recorded reductions in tax expense in the first and third quarters of 2012 in the aggregate amount of $237 million. IRS audit fieldwork for tax years 2009 and 2010 commenced in the first quarter of 2012 and is currently expected to continue into 2014.

UTC completed the Goodrich acquisition during 2012. Goodrich pre-acquisition tax years are also the subject of certain IRS audit, appeals and litigation activity. Goodrich tax years 2001 and 2002 are currently the subject of litigation involving the proper timing of certain deductions, which litigation is expected to continue through 2013. Goodrich tax years 2005 and 2006 are the subject of litigation with respect to a separate issue involving the proper timing of deductions, which litigation is also expected to continue through 2013. Goodrich tax years 2007 and 2008 are currently before the Appeals Division of the IRS for resolution discussions regarding certain proposed adjustments with which UTC does not agree, which are expected to continue through 2013. Goodrich tax years 2009 and 2010 are currently under review by the Examination Division of the IRS, which is expected to continue through mid-2013. We expect the IRS to commence examination activity for Goodrich tax years 2011 and 2012 during the second half of 2013.

During 2011, we reached final resolution with the IRS on two refund claims that had been pending with respect to pre-2004 tax years and refunds were received in accordance with the resolutions. A reduction in tax expense in the amount of $63 million and pretax interest income in the amount of $89 million was recognized during 2011 associated with the resolution of these claims.

It is reasonably possible that over the next twelve months the amount of unrecognized tax benefits may change within a range of a net increase of $40 million to a net decrease of $275 million as a result of additional worldwide uncertain tax positions, the revaluation of current uncertain tax positions arising from developments in examinations, in appeals, or in the courts, or the closure of tax statutes. Not included in the range is €176 million (approximately $234 million) related to certain deductions claimed in France for tax years 2008 through 2010 that the French Revenue Authority has proposed to disallow. Resolution discussions with the French Revenue Authority have been unsuccessful to date and UTC may be required to pursue the defense of this matter through litigation, which could be commenced within the next twelve months. UTC intends to assert a vigorous defense and believes it should prevail on the issue. Accordingly, no tax expense has been accrued for this matter.

Also not included in the above range is €203 million (approximately $270 million) of tax benefits that we have claimed related to a 1998 German reorganization. Upon audit, these tax benefits were disallowed by the German Tax Office. In 2012, we filed suit in the local German Tax Court.  In 2008 the German Federal Tax Court (FTC) denied benefits to another taxpayer in a case involving a German tax law relevant to our reorganization. The determination of the FTC on this other matter was appealed to the European Court of Justice (ECJ) to determine if the underlying German tax law is violative of European Union (EU) principles. On September 17, 2009 the ECJ issued an opinion in this case that is generally favorable to the other taxpayer and referred the case back to the FTC for further consideration of certain related issues. In May 2010, the FTC released its decision, in which it resolved certain tax issues that may be relevant to our suit and remanded the case to a lower court for further development. In 2012, the lower court decided in favor of the taxpayer and the government appealed the findings to the FTC. After consideration of the ECJ decision, the latest FTC decision and the lower court decision, we continue to believe that it is more likely than not that the relevant German tax law is violative of EU principles and we have not accrued tax expense for this matter. As we continue to monitor developments related to this matter, it may become necessary for us to accrue tax expense and related interest.